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                                                                    EXHIBIT 21.0
                                EarthCare Company
                           Organizational Information

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                                                                 STATE EMPLOYMENT
NAME AS REGISTERED IN ITS STATE       FEDERAL TAX                IDENTIFICATION      STATE OF
OF INCORPORATION                      IDENTIFICATION NUMBER      NUMBER              INCORPORATION      PRINCIPAL PLACE OF BUSINESS
==================================    ========================   ================    =============      ===========================
EarthCare Company                     58-2335973                 013684-06           Delaware           14901 Quorum Dr.
(a/k/a Santi Group                                               (TX file #)                            Ste. 200, Dallas TX
                                                                 07-521830-3                            75240

EarthAmerica Distributors, Inc.       75-2905140                                     Texas              14901 Quorum Dr.
                                                                                                        Ste. 200, Dallas TX
                                                                                                        75240

EarthAmerica Company                  75-2904802                                     Texas              14901 Quorum Dr.
                                                                                                        Ste. 200, Dallas TX
                                                                                                        75240

EarthCare Company of Texas            75-2374473                 32001084238         Texas              14901 Quorum Dr.
Dba-Liquid Waste Control (Food                                                                          Ste. 200, Dallas TX
Service Tech.)                                                                                          75240


Sub-Surface Liquid Injection                                     N/a                 Texas              14901 Quorum Dr.
Crossroads                                                                                              Ste. 200, Dallas TX
                                                                                                        75240
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                                                                 STATE EMPLOYMENT
NAME AS REGISTERED IN ITS STATE       FEDERAL TAX                IDENTIFICATION      STATE OF
OF INCORPORATION                      IDENTIFICATION NUMBER      NUMBER              INCORPORATION      PRINCIPAL PLACE OF BUSINESS
==================================    ========================   ================    =============      ===========================

EarthCare Company of Pennsylvania     58-2367780                 15-453680           Texas              14901 Quorum Dr.
Dba-Ferrero Eldredge Waterwater                                                                         Ste. 200, Dallas TX
                                                                                                        75240
                                      23-1656631Ferrero                                                 223 Fellowship Road
                                      23-2332937Eldredge                                                P.O. Box 756, Eagle PA 19480

All County Resource Management.       22-2432222                 N/a                 New Jersey         14901 Quorum Dr.
                                                                                                        Ste. 200, Dallas TX
                                                                                                        75240
                                                                                                        99 Maple Grange Road
                                                                                                        Vernon NJ 07462

All CountyResource of New York                                                                          14901 Quorum Dr.
                                                                                                        Ste. 200, Dallas TX
                                                                                                        75240
                                                                                                        80 Dennings
                                                                                                        Beacon NY 12508

Reifsneider Environmental             23-2659091                 N/a                 Pennsylvania       14901 Quorum Dr.
Services, Inc.                                                                                          Ste. 200, Dallas TX
aka Reifsneider Transportation                                                                          75240
Inc.                                                                                                    223 Fellowship Road
                                                                                                        P.O.Box 756, Eagle PA 19480

Brehms Cesspool Services, Inc.        23-2349626                 N/a                 Pennsylvania       14901 Quorum Dr.
                                                                                                        Ste. 200, Dallas TX
                                                                                                        75240
                                                                                                        223 Fellowship Road
                                                                                                        P.O.Box 756, Eagle PA 19480
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                                                                 STATE EMPLOYMENT
NAME AS REGISTERED IN ITS STATE       FEDERAL TAX                IDENTIFICATION      STATE OF
OF INCORPORATION                      IDENTIFICATION NUMBER      NUMBER              INCORPORATION      PRINCIPAL PLACE OF BUSINESS
==================================    ========================   ================    =============      ===========================

EarthCare Company of New York         11-6503269                 45-179810           Texas              14901 Quorum Dr.
Dba-RGM Liquid Waster                                            45-037012                              Ste. 200, Dallas TX
                                      11-2144765RGM                                                     75240
                                                                                                        972 Nicholls Road, Deer Park
                                                                                                        NY 11729

Bone Dry Enterprises, Inc.            58-2297167                 K-708219            Georgia            14901 Quorum Dr.
Dba-Quality Plumbing and Septic                                                                         Ste. 200, Dallas TX
                                      58-2172639Quality                                                 75240
                                                                                                        2319 Summerchase Dr.
                                                                                                        Woodstock GA 30340
                                                                                                        7200 Bishop Road
                                                                                                        Austell GA 30168

EC Acquisitions, Inc.                 75-2814491                 745427-02           Georgia            14901 Quorum Dr.
Dba EarthCare Company of Georgia                                                                        Ste. 200, Dallas TX
Acquired National Plumbing &                                                                            75240
Drain, Inc.                                                                                             7200 Bishop Road
RooterPlus                                                       K-913671                               Austell GA 30168
                                      AssetPurchase              K-512399
                                      58-2161458

Hulsey Environmental Services,        58-2152844                 745427-05           Georgia            14901 Quorum Dr.
Inc.                                  (EarthCare Company P/R)                                           Ste. 200, Dallas TX
                                                                                                        75240
                                                                                                        1430 Calvary Church Rd
                                                                                                        Gainesville GA 30506

John Hulsey Plumbing, Heating &       58-1565527                 P/R2210783          Georgia            14901 Quorum Dr.
Cooling, Inc.                                                                                           Ste. 200, Dallas TX
                                                                                                        75240
                                                                                                        1430 Calvary Church Rd
                                                                                                        Gainesville GA 30506
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                                                                 STATE EMPLOYMENT
NAME AS REGISTERED IN ITS STATE       FEDERAL TAX                IDENTIFICATION      STATE OF
OF INCORPORATION                      IDENTIFICATION NUMBER      NUMBER              INCORPORATION      PRINCIPAL PLACE OF BUSINESS
==================================    ========================   ================    =============      ===========================

EarthCare Environmental               58-2335973                 P/R2210783          Texas              14901 Quorum Dr.
Services, Inc.                                                                                          Ste. 200, Dallas TX
Dba-EarthCare Company of Florida                                                                        75240
Dba-Brownies Environmental                                                                              1804 Nashville Avenue
Dba-A Rapid Rooter                                                                                      Orlando FL 32805
                                                                                                        25 N.E. 5th St.
                                                                                                        Pompano Beach FL 33060
                                      59-2370760ARapid

Magnum Environmental Services,        58-2819155                 2038253-8           Florida            14901 Quorum Dr.
Inc.                                                                                                    Ste. 200, Dallas TX
                                                                                                        75240
                                                                                                        1280 N.E. 48th St.
                                                                                                        Pompano Beach FL 33064

Magnum World Enterprises, Inc.        65-0276399                 N/a                 Florida            14901 Quorum Dr.
                                                                                                        Ste. 200, Dallas TX
                                                                                                        75240
                                                                                                        1280 N.E. 48th St.
                                                                                                        Pompano Beach FL 33064

Magnum Property Development           65-0428556                 N/a                 Florida            14901 Quorum Dr.
Corporation                                                                                             Ste. 200, Dallas TX
                                                                                                        75240
                                                                                                        1280 N.E. 48th St.
                                                                                                        Pompano Beach FL 33064
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                                                                 STATE EMPLOYMENT
NAME AS REGISTERED IN ITS STATE       FEDERAL TAX                IDENTIFICATION      STATE OF
OF INCORPORATION                      IDENTIFICATION NUMBER      NUMBER              INCORPORATION      PRINCIPAL PLACE OF BUSINESS
==================================    ========================   ================    =============      ===========================

International Petroleum               59-2459425                 20323922            Florida            14901 Quorum Dr.
Corporation                                                                                             Ste. 200, Dallas TX
                                                                                                        75240
                                                                                                        105 S. Alexander St.
                                                                                                        Plant City, FL 33566

International Petroleum               58-1916590                 0093722515          Maryland           14901 Quorum Dr.
Corporation of Maryland                                                                                 Ste. 200, Dallas TX
                                                                                                        75240
                                                                                                        6305 E. Lombard St.
                                                                                                        Baltimore MD 21224

International Petroleum               74-2338765                 307825-2            Louisiana          14901 Quorum Dr.
Corporation of Louisiana                                                                                Ste. 200, Dallas TX
                                                                                                        75240
                                                                                                        14890 Intercoastal Dr.
                                                                                                        New Orleans, LA 70129

International Petroleum               51-0331106                 09802-7             Delaware           14901 Quorum Dr.
Corporation of Delaware                                                                                 Ste. 200, Dallas TX
                                                                                                        75240
                                                                                                        505 S. Market St.
                                                                                                        Wilmington DE 19801

International Petroleum               65-0214851                 N/a                 Georgia            14901 Quorum Dr.
Corporation of Georgia                                                                                  Ste. 200, Dallas TX
                                                                                                        75240
                                                                                                        700 S. Royal Poinciana
                                                                                                        Blvd.,Ste 800
                                                                                                        Miami Spring FK 33166
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                                                                 STATE EMPLOYMENT
NAME AS REGISTERED IN ITS STATE       FEDERAL TAX                IDENTIFICATION      STATE OF
OF INCORPORATION                      IDENTIFICATION NUMBER      NUMBER              INCORPORATION      PRINCIPAL PLACE OF BUSINESS
==================================    ========================   ================    =============      ===========================
International Petroleum               59-2457613                 N/a                 Louisiana          14901 Quorum Dr.
Corporation of Lafayette                                                                                Ste. 200, Dallas TX
                                                                                                        75240
                                                                                                        14890 Intercoastal Dr.
                                                                                                        New Orleans LA 70129

International Petroleum               65-0285072                 N/a                 Pennsylvania       14901 Quorum Dr.
Corporation of Pennsylvania                                                                             Ste. 200, Dallas TX
                                                                                                        75240
                                                                                                        700 S. Royal Poinciana
                                                                                                        Blvd.,Ste 800
                                                                                                        Miami Spring FK 33166

International Environmental           59-2822192                 N/a                 Louisiana          14901 Quorum Dr.
Services,Inc                                                                                            Ste. 200, Dallas TX
                                                                                                        75240
                                                                                                        104 Lassus Road
                                                                                                        Patterson LA 70392

Nutrecon, Inc                         23-2130635                                     Pennsylvania       14901 Quorum Dr.
                                                                                                        Ste. 200, Dallas TX
                                                                                                        75240
                                                                                                        336 Chestnut Lane
                                                                                                        Ambler PA 19002

EarthCare Resource Management of      58-2439702                 58-2439702          Florida            1601 N. 34th Street
Florida, Inc.                                                                                           Tampa, FL 33605

EarthCare Resource Management of      59-3524544                 59-3524544          Florida            4800 N. Federal Highway
South Florida, Inc.                                                                                     Boca Raton, FL 33431
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